UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2022

Troika Media Group, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

1715 N. Gower Street, Los Angeles, CA	90028
(Address of principal executive oﬃces)	(Zip Code)

Registrant’s telephone number, including area code 323-965-1650

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares $0.01 par value	TRKA	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K amends Item 5.02 of the Current Report on Form 8-K filed by Troika Media Group, Inc. (the “Company”) on May 25, 2022 (the “Original Form 8-K”) to include information regarding the appointment of Sadiq (Sid) Toama as Chief Executive Officer of the Company. No other changes have been made to the Original Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Erica Naidrich

On May 23, 2022, Troika Media Group, Inc. (the “Company”) appointed Erica Naidrich to serve as the Company’s Chief Financial Officer. Ms. Naidrich will replace Christopher Broderick, who remains Chief Operating Officer of the Company, and had also been serving as interim principal financial officer, while the Company searched for a suitable candidate. Ms. Naidrich brings financial and business experience to Troika, within public companies in corporate finance, operational management systems and financial reporting. Ms. Naidrich joins the Troika Executive Team to oversee the Company’s global finance and enterprise functions and will be reporting to Sid Toama, Chief Executive Officer and President of Troika.

Prior to joining Troika Media Group, Ms. Naidrich served as Vice President of Accounting and Controller for Madison Square Garden Entertainment Corp (“MSG”), a leader in live sports, entertainment and programming. Prior to her role at MSG, Ms. Naidrich held Controller roles at technology and e-commerce companies, in addition to spending eight years in private equity. Ms. Naidrich started her career in Public Accounting for RSM and PricewaterhouseCoopers. Ms. Naidrich possesses valuable experience in Troika’s core sectors providing financial oversight of sports and entertainment, technology and media, private equity and professional services businesses.

Ms. Naidrich is a certified public accountant and obtained a Certificate in Accounting in June 2003 from the University of California, San Diego - La Jolla, California. Ms. Naidrich received a Bachelor of Arts in Communications Studies from West Virginia University, Morgantown, West Virginia in August 1996.

The Company entered into an employment agreement with Ms. Naidrich, as Chief Financial Officer, dated May 23, 2022 (“Agreement”). The Agreement is for three (3) years with automatic renewals for additional one (1) year periods unless terminated by either party upon sixty (60) days prior written notice. Ms. Naidrich will have an annual base salary of $400,000.00 per annum. She will receive a one-time signing bonus of $100,000.00 by August 31, 2022. She is also eligible for discretionary bonuses as determined by the Compensation Committee and a yearly bonus of 30% of her base salary subject to meeting the objectives set forth by the Chief Executive Officer, President and the Audit Committee of the Company’s Board of Directors and continued employment at the time payment is due. Ms. Naidrich will be granted 200,000 five year Restricted Stock Units vesting over 3 years and will be eligible to participate fully in any other long-term equity incentive programs. The Agreement provides that during the term of employment and for three months after termination, Ms. Naidrich shall not compete with the Company nor solicit employees of the Company.

There was no material prior relationship between the Company and Erica Naidrich.

Robert Machinist

On May 19, 2022, Robert Machinist resigned as Chief Executive Officer of the Company and all employment by the Company’s subsidiaries for personal reasons unrelated to the management or operations of the Company. He will remain a director and Chairman of the Board of the Company. Pursuant to his Employment Agreement, Mr. Machinist will be paid one (1) year of severance at his current base salary of $550,000 paid over the next year.

Sid Toama

On May 19, 2022, Sadiq (Sid) Toama was appointed Chief Executive Officer of the Company, effective upon the resignation of Robert Machinist. Mr. Toama had been serving as President of the Company since March 21, 2022, upon the closing of the acquisition by the Company of Converge Direct LLC and affiliates, and he will continue to carry that title. Mr. Toama remains a member of the Company’s Board of Directors.

Mr. Toama is a party to an employment agreement with the Company, effective March 21, 2022. Changes to the terms of Mr. Toama’s current employment agreement are being formalized by the Company’s Board of Directors to reflect his additional responsibilities.

Mr. Toama was one of the sellers of Converge Direct, LLC and affiliates (the “Converge Sellers”) to Troika, which closing was effective in March 2022 and is one of the proposed recipients of $30,000,000 in funds held in escrow to satisfy the remainder of the consideration owed the Converge Sellers. The escrow funds are to be released under the Company’s credit facility to the Converge Sellers upon the delivery of certain financial statements. Under the terms of the escrow agreement, Mr. Toama is to receive approximately $4,700,000 upon the release of funds from escrow. The escrowed funds have not yet been released to the Converge Sellers, including Mr. Toama. There are no arrangements or understandings between Mr. Toama and any other person pursuant to which Mr. Toama was selected as an officer of the Company, and there are no family relationships between Mr. Toama and any other officer or director of the Company.

2

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On May 20, 2022, the Company received a non-compliance letter from Nasdaq for its failure to maintain a minimum bid price of $1.00 per share for thirty (30) consecutive business days in accordance with Nasdaq Listing Rule 5550(a)(2). The Company has one hundred eighty (180) calendar days from May 20, 2022 to regain compliance by the closing bid price of the Company’s common stock being at least $1.00 per share for ten (10) consecutive business days. An indication will be displayed with quotation information related to the Company’s securities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Description

10.1	Executive Employment Agreement dated as of May 23, 2022 by and between Troika Media Group, Inc. and Erica Naidrich. (1)

10.2	Separation Agreement dated as of May 19, 2022 by and between Troika Media Group, Inc. and Robert Machinist. (1)

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

______________

(1) Previously filed on Form 8-K on May 25, 2022.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Date: July 1, 2022	By:	/s/ Sid Toama
(Signature)
Sid Toama Chief Executive Officer

4